THIS INSTRUMENT PREPARED BY                            EXHIBIT 10(k)(6)(a)
AND RECORD AND RETURN TO:

Alan C. Sheppard, Jr., Esq.
LeBoeuf, Lamb, Greene & MacRae, L.L.P.
50 North Laura Street, Suite 2800
Jacksonville, FL 32202-3650

--------------------------------------------------------------------------------




                   AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                           FIRST UNION NATIONAL BANK,
                                    AS AGENT





                          DATED AS OF DECEMBER 30, 1998

                   AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS


         THIS AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is made and executed as of this 30th day of December, 1998, from

KOGER EQUITY, INC., a Florida corporation ("Assignor"), whose address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256 Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national association, as Agent ("Assignee") for the Lenders under and as defined in that certain Second Amended and Restated Revolving Credit Loan Agreement of even date herewith (the "Loan Agreement") which terms Assignor and Assignee, whenever hereinafter used will be construed to refer to and include the heirs, legal representatives, executors, administrators, successors and assigns of said parties. For purposes of notices permitted or required to be given hereunder, Assignee's mailing address is 301 South College Street, Charlotte, North Carolina 28288 Attention:
First Union Capital Markets Group.

                                   RECITALS:

         A. Assignor is the mortgagor under that certain Mortgage, Assignment of Leases and Rents and Security Agreement given by Assignor to the mortgagees defined therein, dated December 29, 1997, and recorded in Official Records Book 2979, Page 338, of the public records of Greenville County, South Carolina (the "Mortgage"), which Mortgage secured that certain (i) Substitution Revolving Promissory Note dated December 29, 1997 made by Assignor payable to the order of First Union National Bank ("FUNB") in the principal amount of $35,000,000; (ii) Substitution Revolving Promissory Note dated December 29, 1997 made by Assignor payable to the order of Morgan Guaranty Trust Company of New York in the principal amount of $15,000,000; (iii) Revolving Promissory Note dated December 29, 1997 made by Assignor payable to the order of AmSouth Bank ("AmSouth") in the principal amount of $25,000,000, and (iv) Revolving Promissory Note dated December 29, 1997 made by Assignor payable to the order of Guaranty Federal Bank, F.S.B. ("GFB") in the principal amount of $25,000,000 (collectively, the "Prior Notes"), encumbering certain real property interests located in Greenville County, South Carolina as more particularly described on attached Exhibit A (the "Premises").

         B. To further secure the payment and performance of the Prior Notes, Assignor agreed to execute and deliver to Assignee that certain Assignment of Leases and Rents dated as of December 29, 1997, which was recorded in Official Records Book 1737, Page 981, of the public records of Greenville County, South Carolina (the "Assignment"), which Assignment was assigned to Assignee pursuant to that certain Assignment of Mortgage and Related Loan Documents of even date herewith to be recorded in the public records of Greenville County, South Carolina.

         C. The Mortgage has been modified and amended pursuant to that certain Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement of even date herein, to be recorded in the Public Records of Greenville County, South Carolina to increase the Indebtedness secured thereby to $150,000,000 evidenced by those certain: (i) Substitution Revolving Promissory Note dated as of even date herewith made by Grantor payable to the order of FUNB in the original principal amount of $45,000,000, (ii) the Substitution Revolving Promissory Note dated as of even date herewith made by Grantor payable to the order of AmSouth in the original principal amount of $35,000,000, (iii) the Substitution Revolving Promissory Note dated as of even date herewith made by Grantor payable to the order of GFB in the original principal amount of $35,000,000, (iv) the Revolving Promissory Note dated as of even date herewith made by Grantor payable to the order of Citizens in the original principal amount of $20,000,000, and (v) the Revolving Promissory Note dated as of even date herewith made by Grantor payable to the order of Compass in the original principal amount of $15,000,000 (collectively, the "Notes").

         D. To further secure the payment, discharge and performance of the Notes, and as a condition to Assignee's extension of credit to Assignor pursuant to the Notes, Assignor has agreed to execute this Amendment for the purposes set forth herein.

         E. Assignor and Assignee desire to amend the Assignment to set forth that the loan evidenced by the Prior Notes has been modified, amended, and extended as evidenced by the Notes defined above.

         NOW, THEREFORE, to further secure the payment, discharge and performance of the indebtedness of Assignor to Assignee evidenced by the Notes and in consideration of Assignee's acceptance of the Notes and in further consideration of the sum of Ten Dollars ($10.00) paid by Assignee to Assignor, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. The recitals hereinabove are true and correct and are incorporated herein by reference.

2. The Assignment is hereby amended to secure the payment, discharge, and performance of the Notes, and all references in the Assignment to the "Notes" are hereinafter deemed to refer to the "Notes" of even date herewith as defined herein.

3. All references in the Assignment to the "Loan Agreement" shall be deemed to refer to that certain Second Amended and Restated Revolving Credit Loan Agreement of even date herewith.

4. The term "Assignee" as defined in the Assignment, is hereby deemed to refer to First Union National Bank, as Agent for the Lenders, which Lenders are defined in the Loan Agreement.

5. Except as herein expressly amended, the Assignment is hereby ratified and confirmed and shall otherwise remain unchanged and in full force and effect.

6. All initial capitalized defined terms not defined herein shall have the meanings assigned to them in the Assignment.

7. This Amendment may be executed in separate counterpart signature pages, and all such counterparts taken together shall constitute but one and the same instrument.

8. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR, THE ASSIGNEE, AND THE LENDERS, THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") EACH ACKNOWLEDGE AND AGREE THAT NONE OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES RELATED THERETO. NONE OF THE PARTIES SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES, ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDERS TO MAKE THE LOAN TO ASSIGNOR, AND SHALL BE SUBJECT TO NO EXCEPTIONS.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Amendment under seal the day and year first above written.


                                          ASSIGNOR:

WITNESSES:                                KOGER EQUITY, INC.,
                                          a Florida corporation

/s/ Janice R. Long
------------------------------
Name: Janice R. Long                      By: /s/ G. Danny Edwards
     -------------------------               ----------------------------------
                                          Name: G. Danny Edwards
                                               --------------------------------
                                          Title: Treasurer
                                                 ------------------------------
/s/ Alan C. Sheppard, Jr.
------------------------------
Name: Alan C. Sheppard, Jr.                      [AFFIX CORPORATE SEAL]
     -------------------------

                                          ASSIGNEE:

WITNESSES:                                FIRST UNION NATIONAL BANK,
                                          a national association, as Agent

/s/ Alan C. Sheppard, Jr.
------------------------------
Name: Alan C. Sheppard, Jr.               By: /s/ Andrew J. Hogshead
     -------------------------               ----------------------------------
                                          Name: J. Andrew Hogshead
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------
/s/ Janice R. Long
------------------------------
Name: Janice R. Long                           [AFFIX CORPORATE SEAL]
     -------------------------

STATE OF Georgia    )
                    )        PROBATE
COUNTY OF Camden    )

         PERSONALLY appeared before me the undersigned witness who after first being duly sworn, deposes and says that s/he saw the within-named KOGER EQUITY, INC., by G. Danny Edwards, its Treasurer, sign seal and as its act and deed, deliver the within-written Amendment to Assignment of Leases and Rents for the uses and purposes therein mentioned, and that s/he together with the other witness whose signature appears above, witnessed the execution thereof.

                                            /s/ Janice R. Long
                                        --------------------------------------
                                                     WITNESS


SWORN TO BEFORE ME THIS
30th day of December, 1998.
----

/s/ Dee Price                                   (L.S.)
------------------------------------------------------
Notary Public for Georgia
                 -------------------------------------
                 Notary Public, Camden County, Georgia
My commission expires: Feb. 1, 1999
                      --------------------------------

STATE OF Florida  )
                  )        PROBATE
COUNTY OF Duval   )

         PERSONALLY appeared before me the undersigned witness who after first being duly sworn, deposes and says that s/he saw the within-named FIRST UNION NATIONAL BANK, a national association, by J. Andrew Hogshead, its Vice President, sign seal and as its act and deed, deliver the within-written Amendment to Assignment of Leases and Rents for the uses and purposes therein mentioned, and that s/he together with the other witness whose signature appears above, witnessed the execution thereof.

                                                /s/ Janice R. Long
                                             ----------------------------------
                                                     WITNESS


SWORN TO BEFORE ME THIS
30th day of December, 1998.
----

/s/ Nancy Hoffmann                   (L.S.)
-------------------------------------
Notary Public for Florida
                  -------------------------
My commission expires: September 3, 2000
      Bonded Thru Notary Public Underwriters

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES